Ramius Hedged Alpha Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated May 16, 2014
to the Prospectus dated March 1, 2014, the Summary Prospectus dated
March 5, 2014, and to the Statement of Additional Information (“SAI”) dated
March 1, 2014

The following information replaces the information which appears in the legend of the cover page in the Prospectus:

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The performance benchmarks shown in the Fund’s Prospectus and Summary Prospectus are being replaced by the Citigroup 3-Month Treasury Bills Index, which the Fund believes is a better performance benchmark for comparison to the Fund’s performance and investment strategy.  Accordingly, the following table replaces the “Average Annual Return Table” which appears in the section entitled “SUMMARY SECTION - Performance” in the Fund’s Prospectus and in the section entitled “Performance” in the Summary Prospectus:

Average Annual Total Returns for periods ended December 31, 2013	One Year	Since Inception (July 22, 2010) Annualized
Class I - Return Before Taxes	4.13%	1.02%
Class I - Return After Taxes on Distributions*	3.62%	0.67%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	2.76%	0.77%
Class A - Return Before Taxes	(1.78)%	(0.86)%
Citigroup 3-Month Treasury Bills Index** (does not reflect deduction for fees, expenses or taxes)	0.05%	0.08%
HFRX Equity Hedge Index (does not reflect deduction for fees, expenses or taxes)	11.14%	1.28%
HFRX Global Hedge Fund Index (does not reflect deduction for fees, expenses or taxes)	6.72%	1.81%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

**
Effective May 16, 2014, the Fund’s performance benchmark is the Citigroup 3-Month Treasury Bills Index (“T-Bill Index”).   The Fund believes that this index is a better performance benchmark for comparison to the Fund’s performance and investment strategy.

The T-Bill Index measures monthly return equivalents of yield averages that are not marked to market.  The T-Bill Index consists of the last three three-month Treasury Bill issues, respectively. Returns for this T-Bill Index are calculated on a monthly basis.

It is not possible to invest directly in an index.  The T-Bill Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

The following is added to the sections entitled “SUMMARY SECTION - Principal Risks” and “MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Principal Risks of Investing” in the Prospectus and in the section entitled “Principal Risks” in the Summary Prospectus:

Commodities Futures Trading Commission (“CFTC”) and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments.  In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  These regulators are continuing to implement regulations under the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments.  Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the National Futures Association, the self-regulatory body for futures and swaps firms (the “NFA”), with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

The following paragraph is deleted from the section entitled “MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Principal Risks of Investing” in the Prospectus:

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The following is added to the section entitled “YOUR ACCOUNT WITH THE FUND - Share Price” in the Prospectus:

The Fund’s most recent NAVs are available at the Fund’s website, www.ramiusmutualfunds.com.

The following is added to the section entitled “Management of the Fund” in the SAI:

Commodity Exchange Act Registration

The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment advisor to certain funds, including the Fund.  The Advisor relies on Commodities Futures Trading Commission (“CFTC”) Rule 4.12(c)(3) with respect to the Fund, which relieves the Advisor from certain CFTC recordkeeping, reporting and disclosure requirements.

Please file this Supplement with your records.